UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 3/27/2008

RAYONIER INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 1-6780

North Carolina	13-2607329
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

50 North Laura Street

Jacksonville, Florida

32202

(Address of principal executive offices, including zip code)

904-357-9100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 8.01.	Other Events

On March 27, 2008, Rayonier Inc. announced that it entered into an agreement to purchase approximately 53,800 acres of timberland in upstate New York for $19.1 million from Lassiter Properties Inc.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

99.1	Press release entitled “Rayonier Adds 53,800 Acres of Timberland in Upstate New York”, dated March 27, 2008.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYONIER INC.

Date: March 31, 2008	By:	/s/ Hans E. Vanden Noort
Hans E. Vanden Noort
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

EX-99.1	99.1 Press release entitled “Rayonier Adds 53,800 Acres of Timberland in Upstate New York”, dated March 27, 2008.